Z_HV0510_SUBMKT1 - Price/Yield - B5

Balance	$16,100,000.00	Delay	0	Index	LIBOR_1MO | 0
Coupon	4.509	Dated	8/31/2005	Mult / Margin	1 / 0.95
Settle	8/31/2005	First Payment	9/19/2005	Cap / Floor	999 / 0.95

Prepay	20 CPR
Default	2.558022 CDR
Loss Severity	30%
Servicer Advances	100%
Liquidation Lag	12
Optional Redemption	Call (N)

WAL	8.90
Mod Durn 30360	6.54
Principal Writedown	10,001.58 (0.06%)
Total Collat Loss (Collat Maturity)	76,033,166.26 (3.31%)
Total Collat Liquidation (Collat Maturity)	256,427,520.01 (11.15%)